CUSIP No. 032095 10 1


Exhibit 1

                            JOINT FILING AGREEMENT

     We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be filed on behalf of each of us.

Dated:   May 23, 2001

                                    NXS I, L.L.C.

                                    By KKR 1996 Fund L.P.,
                                             as Member
                                    By KKR ASSOCIATES 1996 L.P.,
                                             as General Partner
                                    By KKR 1996 GP LLC,
                                             as General Partner

                                    By:   /s/ William J. Janetschek
                                          ---------------------------------
                                          Name:   William J. Janetschek
                                          Title:  Attorney in Fact for
                                                     Henry R. Kravis


                                    KKR 1996 Fund L.P.

                                    By KKR ASSOCIATES 1996 L.P.,
                                             as General Partner

                                    By:   /s/ William J. Janetschek
                                          ------------------------------------
                                          Name:   William J. Janetschek
                                          Title:  Attorney in Fact for Henry
                                                    R. Kravis


                                    KKR ASSOCIATES 1996 L.P.

                                    By KKR 1996 GP LLC
                                             as General Partner

                                    By:   /s/ William J. Janetschek
                                          ------------------------------------
                                          Name:   William J. Janetschek
                                          Title:  Attorney in Fact for Henry
                                                    R. Kravis


                                    KKR 1996 GP LLC


                                    By:   /s/ William J. Janetschek
                                          -------------------------------------
                                         Name:   William J. Janetschek
                                         Title:  Attorney in Fact for Henry
                                                   R. Kravis




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CUSIP No. 032095 10 1


                                    KKR PARTNERS II, L.P.

                                    By KKR ASSOCIATES (STRATA) L.P.,
                                             as General Partner

                                    By:   /s/ William J. Janetschek
                                          ------------------------------------
                                          Name:   William J. Janetschek
                                          Title:  Attorney in Fact for Henry
                                                    R. Kravis


                                    KKR ASSOCIATES (STRATA) L.P.

                                    By Strata LLC, as General Partner

                                    By:   /s/ William J. Janetschek
                                          ------------------------------------
                                          Name:   William J. Janetschek
                                          Title:  Attorney in Fact for Henry
                                                    R. Kravis

                                    STRATA LLC

                                    By:   /s/ William J. Janetschek
                                          ------------------------------------
                                          Name:   William J. Janetschek
                                          Title:  Attorney in Fact for Henry
                                                    R. Kravis


                                    NXS ASSOCIATES, L.P.

                                    By KKR ASSOCIATES (NXS) L.P.,
                                          as General Partner

                                    By:   /s/ William J. Janetschek
                                          ------------------------------------
                                          Name:   William J. Janetschek
                                          Title:  Attorney in Fact for Henry
                                                    R. Kravis


                                    KKR ASSOCIATES (NXS) L.P.

                                    By KKR-NXS L.L.C.,
                                          as General Partner

                                    By:   /s/ William J. Janetschek
                                          ------------------------------------
                                          Name:   William J. Janetschek
                                          Title:  Attorney in Fact for Henry
                                                    R. Kravis


                                    KKR-NXS L.L.C.


                                    By:   /s/ William J. Janetschek
                                          ------------------------------------
                                          Name:   William J. Janetschek
                                          Title:  Attorney in Fact for Henry
                                                    R. Kravis